Exhibit 99.1

BUCKEYE GP HOLDINGS L.P. (NYSE: BGH) BUCKEYE PARTNERS, L.P. (NYSE: BPL) Forrest Wylie, CEO

Forward Looking Statement Certain statements contained in this presentation or made by representatives of Buckeye GP LLC and MainLine Management LLC during the course of this presentation that are not historical facts are forward-looking statements. These statements may be identified by their use of predictive, future-tense or forward-looking words, such as "anticipates," "estimates," "expects," "forecasts," "intends," "outlook," "plans," "projects," "should," "targets," "will" or similar terms. Forward-looking statements are based on Buckeye GP LLC’s and MainLine Management LLC’s estimates, assumptions and expectations of future events and are subject to a number of risks, contingencies and uncertainties. None of Buckeye GP LLC, MainLine Management LLC, Buckeye Partners, L.P. or Buckeye GP Holdings L.P. can guarantee that these estimates, assumptions and expectations will prove to be accurate or will be realized. Buckeye GP LLC, MainLine Management LLC, Buckeye Partners, L.P., and Buckeye GP Holdings L.P. disclaim any intention or obligation, other than as required by law, to update or revise any forward-looking statements. Although Buckeye GP LLC and MainLine Management LLC believe that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Buckeye Partners, L.P.’s or Buckeye GP Holdings L.P.’s business prospects and performance, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in Buckeye Partners, L.P.’s and Buckeye GP Holdings L.P.’s respective Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Buckeye Partners, L.P. Buckeye GP Holdings L.P. 91

ArcLight & Kelso - Led Investor Group Public Buckeye GP Holdings L.P. (NYSE Symbol: BGH) Buckeye Partners, L.P. (NYSE Symbol: BPL) Pipeline Operations Terminalling & Storage Other Operations (BGC) 62% 38% Public Limited Partners (95.3%) Buckeye GP LLC General Partner (0.6%) Nat Gas Storage Energy Services ESOP Limited Partner (4.1%) Summary Organizational Structure 92

• High IDR splits impacting MLP cost of capital • Buy-out of GP’s by MLP’s • Consolidation of GP’s through merger of MLP’s • Investment grade rating critical to access capital at reasonable cost Trends in Public General Partners and MLPs 93

ARCLIGHT

BPL Assets



Lodi
Reno
San Diego
Denver
Wichita
St. Louis
Chicago
Indianapolis
Detroit
Lima
Pittsburgh
Macungie
New York City
Philadelphia
Houston
Port Arthur
Ft. Lauderdale
Miami

Operating Systems

- Buckeye Pipe Line Company, L.P.
- Buckeye Gulf Coast Pipe Lines, L.P.
- Buckeye NGL Pipe Lines LLC
- Buckeye Pipe Line Transportation LLC
- Everglades Pipe Line Company, L.P.
- Laurel Pipe Line Company, L.P.
- NORCO Pipe Line Company, LLC
- Wood River Pipe Lines LLC
- Lodi Gas Storage, LLC
- Buckeye Terminals, LLC
- Buckeye Albany Terminal LLC
- Buckeye Energy Services LLC
- Delivery Point to Customers' Marketing Terminals

Joint Venture Interests

- Muskegon Pipeline LLC
- WesPac Pipelines – Memphis LLC
- West Texas LPG Pipeline

Contract Pipeline Operations

Key Highlights

- Operations span PADDs(1) I, II, III and IV (and V including Lodi)
- Owns 5,400 miles of pipeline with 100 delivery points
- Operates 2,200 miles of pipeline under operation and maintenance contracts
- 64 terminals
- Approx. 25 million barrels of storage capacity

(1) Petroleum Administration for Defense Districts from the Energy Information Administration, US Dept. of Energy (www.eia.doe.gov).

2009 annual investors meeting 94

• Generate stable cash flows • Optimize our portfolio of pipeline, terminaling, and storage assets • Pursue strategic cash-flow accretive acquisitions that: – Complement BPL’s existing footprint – Provide geographic, product, and/or asset class diversity – Leverage existing management capabilities and infrastructure • Improve operating efficiencies/asset utilization • Generate increased cash distributions to unit holders BPL Strategy 95

• Acquiring, building, and operating high quality, strategically located assets • Maintaining stable, long-term customer relationships • Growing our portfolio of predictable and stable fee-based businesses combined with opportunistic revenue generating capabilities • Maintaining a solid, conservative financial position • Building an experienced management team with the objective to grow BPL We Will Achieve our Strategy by... 96

• Completed ten acquisitions totaling over $700 million that were financed with a combination of debt and equity – Gas Storage business segment added providing both product and geographic diversity – Refined products marketing operations acquired to improve utilization of existing transportation and storage assets – Increased terminal storage capacity by approximately 4.5 million barrels • Over $160 million of internal growth capital deployed – Increased gas storage capacity – Incremental terminal capacity – Blending capabilities enhanced • Since the change in sponsorship, approximately $1.0 billion of capital raised Growth Initiatives Since 2007 97

Energy Services Segment – Buckeye Energy Services (“BES”) • Mission – focus on underutilized BPL assets to maximize cash flow to the Buckeye “umbrella” • Physical marketing arm of BPL • Maximize revenue through the use of existing Buckeye owned assets and create incremental contribution to Buckeye through marketing activities on the Buckeye pipeline and terminal system • Current Operations consist of the distribution of refined products in the Mid-Atlantic, Midwest and Northeast market areas – Products sold include gasoline, heating oil, and diesel fuel – Approximately 65 employees • Key component to BES’s overall growth strategy – Extensive storage capacity, management expertise, and financial capability provide core advantage to capitalize on market opportunities – BES’s footprint provides specific opportunities to expand business operations across the BPL system 98

Key Activities in 2009 • Significant additions to senior management • Best Practices Initiative – Objective - to achieve highest asset utilization at lowest per unit cost – Initiate, complete, and implement company-wide recommendations from the Best Practices Review • ~260 positions or 25% workforce reduction • $18 to $22 million in annualized savings projected beginning 2010 – Implemented gain-sharing program to drive more commercial focus throughout the business • March 2009 – 2,990,000 LP unit offering (net proceeds approximately $105 million) • August 2009 - $275 million ten-year note offering at 5.50% (due 2019) 99

Adjusted EBITDA (1) Distribution Coverage (3) Net Debt to Adjusted EBITDA (2) 2.5 3.0 3.5 4.0 4.5 2006 2007 2008 LTM 6/30/2009 (Ratio) 4.4x 3.9x 4.3x 4.0x 3.0x (4) $0 $50 $100 $150 $200 $250 $300 $350 $400 2006 2007 2008 LTM 6/30/2009 $318.3 $343.2 ($ Millions) $251.1 $225.3 0.8 0.9 1.0 1.1 2006 2007 2008 1H 2009 (Ratio) 1.02 1.11 .94 0.93 0.89 • Increased cash flow • Reduced leverage • Improved coverage • Ample liquidity Strengthening Financial Performance (1) A definition of Adjusted EBITDA, a non-GAAP financial measure, as well as reconciliations to the most directly comparable GAAP financial measures are included with a copy of this presentation that has been posted to our website (www.buckeye.com) in the “Investor Center” section. (2) Long-term debt less cash divided by Adjusted EBITDA (3) Distributable cash flow divided by paid annualized distributions (4) Adjusted to reflect equity issued to pre-fund 2008 acquisitions. An explanation of these adjustments has been included on the website posting referred to in Note 1 above. (4) 100

Summary • Underlying assets of BPL provide predictable and stable cash flows • Significant growth realized since initial investment – both organic and through acquisitions • Complementary businesses acquired optimize BPL transportation and storage assets and leverage management capabilities • Implementation of Best Practices initiative will improve productivity and establish lower cost operating model • Strong investment grade credit with ample liquidity to support continued growth • IDRs provide basis for increasing returns to BGH unit holders 101